Q4 and Full Year 2025 Earnings Call February 19, 2026 This presentation is intended for investor purposes only and is not intended for promotional purposes. Exhibit 99.2

2Q4 and Full Year 2025 EarningsThis presentation is intended for investor purposes only and is not intended for promotional purposes. Introduction Caitlin Lowie VP, Investor Relations

3Q4 and Full Year 2025 EarningsThis presentation is intended for investor purposes only and is not intended for promotional purposes. Forward-Looking Statements To the extent that statements contained in this presentation are not descriptions of historical facts regarding Ardelyx, they are forward-looking statements reflecting the current beliefs and expectations of management made pursuant to the safe harbor of the Private Securities Reform Act of 1995, including Ardelyx’s current expectations regarding: the company’s 2026 strategic priorities; the company’s planned label expansion for IBSRELA (tenapanor) to include patients with CIC, pending FDA approval; revenue for IBSRELA and XPHOZAH for 2026; the year in which IBSRELA will achieve annual U.S. net product sales revenue of $1 billion; the timing of the completion of enrollment in the CIC Phase 3 clinical trial, release of topline results, submission of a supplemental new drug application and the timing for when a CIC indication, if approved, may contribute to IBSRELA growth; an d the timing of an investigational new drug application and initiation of a Phase 1 clinical trial for RDX10531. Such forward -looking statements involve substantial risks and uncertainties that could cause Ardelyx's future results, performance or achievements to differ significantly from those expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, uncertainties associated with the commercialization of drugs and uncertainties regarding the FDA and foreign regulatory processes. Ardelyx undertakes no obligation to update or revise any forward-looking statements. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to Ardelyx's business in general, please refer to Ardelyx’s annual report on Form 10 -K filed with the Securities and Exchange Commission on February 19, 2026, and its future current and periodic reports to be filed with the Securities and Exchange Commission.

Participants Mike Raab President & Chief Executive Officer Eric Foster Chief Commercial Officer Laura Williams, MD, MPH Chief Patient Officer & Interim Chief Medical Officer Sue Hohenleitner, CPA, CMA Chief Financial Officer Caitlin Lowie VP, Investor Relations 4This presentation is intended for investor purposes only and is not intended for promotional purposes. Q4 and Full Year 2025 Earnings

5Q4 and Full Year 2025 EarningsThis presentation is intended for investor purposes only and is not intended for promotional purposes. Opening Remarks Mike Raab President and CEO

6Q4 and Full Year 2025 EarningsThis presentation is intended for investor purposes only and is not intended for promotional purposes. Accelerated IBSRELA growth momentum Executed on XPHOZAH strategy Built a pipeline focused on addressing areas of unmet patient need Delivered strong financial performance Successfully Delivered on Our 2025 Priorities * when excluding Medicare $274.2M 2025 FY Revenue 73% YoY Growth $103.6M 2025 FY Revenue $264.7M Cash & Investments as of 12/31/2025 Positive Cash Flow Generation in 2H 2025 2 Pipeline Programs Launched in 2025 9% YoY Total Dispense Growth

This presentation is intended for investor purposes only and is not intended for promotional purposes. Significantly grow IBSRELA demand Maintain XPHOZAH momentum Further advance a pipeline of innovative medicines Continue delivering strong financial performance Well-Positioned to Execute on Our 2026 Strategic Priorities 2026 Strategic Priorities 7Q4 and Full Year 2025 Earnings Supported by the right leadership, team, strategy and urgency

8Q4 and Full Year 2025 EarningsThis presentation is intended for investor purposes only and is not intended for promotional purposes. Commercial Update Eric Foster Chief Commercial Officer

9Q4 and Full Year 2025 EarningsThis presentation is intended for investor purposes only and is not intended for promotional purposes.This presentation is intended f investor purposes o ly and is not intended for prom tional purposes.

2025 IBSRELA Highlights

Strong Commercial Performance

Full Year 2025 Revenue

$274.2M +73% YOY

Q4 2025 Revenue

$86.6M +61% YOY

Q4 Highlights:

- Highest demand quarter since launch
- Record high total writers
- Record high new and refill prescriptions

Large and Growing Market

TRxs for IBS-C Indicated Products[1] (Millions)



11% growth
6.9
2020
2021
2022
2023
2024
2025

Significant Unmet Need

IBSRELA® (tenapanor) tablets

77%

of patients taking a prescription IBS-C treatment **continue to experience residual abdominal and stool-related symptoms**[2]

1. IQVIA NPA Audit 2025. Market basket defined as Rx products with indication for treatment of IBS-C which includes Linzess, Amitiza, Trulance, Zelnorm and IBSRELA. Linzess, Amitiza and Trulance are also indicated for CIC. IQVIA NPA audit data reflects all RXs irrespective of indication. IBSRELA is indicated for the treatment of IBS-C and is not indicated for CIC 2. Quigley EMM, Horn J, Kissous-Hunt M, Crozier RA, Harris LA. Better understanding and recognition of the disconnects, experiences, and needs of patients with irritable bowel syndrome with constipation (BURDEN IBS-C) study: results of an online questionnaire. Adv Ther. 2018;35(7):967-980. 3. Ballou S et al. Clin Gastroenterol Hepatol. 2019;17:2471-2478. 2. Quigley EMM et al. Adv Ther. 2018;35(7):967-980.

ardelyx

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Q4 and Full Year 2025 Earnings | 10

11Q4 and Full Year 2025 EarningsThis presentation is intended for investor purposes only and is not intended for promotional purposes. IBSRELA Value Proposition Unlocks Significant Growth Potential Growth Drivers ✓ Growing market with high IBS-C unmet medical need ✓ Differentiated product with strong value proposition for IBS-C ✓ Strong commercial execution ✓ Improving pull-through with IBSRELA Pharmacy Network ✓ Addition of CIC post 2029 (if approved) Significant Long-Term Growth Potential Annual Revenue Opportunity $158.3M $80.1M $15.6M $274.2M $410-430M* $1B* * Projected 2022 2023 2024 2025 2026 2029 Continued growth until loss of exclusivity

12Q4 and Full Year 2025 EarningsThis presentation is intended for investor purposes only and is not intended for promotional purposes.This presentation is intended for investor purposes only and is not intended for pro otional purposes.

XPHOZAH Differentiation is Driving Momentum in High Unmet-Need Market

2025 Success Metrics

2025 Revenue

$103.6M

Q4 2025 Revenue

$27.8M

2025 Total Dispense Growth vs 2024

+9%

Paid Dispense Growth[1] vs 2024

+41%

Growth Drivers

- ✓ Targeted sales execution
- ✓ Broaden reach via cross-channel engagement
- ✓ Continued evidence generation and scientific engagement

Significant Unmet Need

XPHOZAH® (tenapanor) tablets

70%

of CKD patients on dialysis are **unable to consistently achieve and maintain** target phosphorus levels over a 6-month period[2]

1. Excluding Medicare
2. Data on file

ardelyx
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Q4 and Full Year 2025 Earnings | 13

14Q4 and Full Year 2025 EarningsThis presentation is intended for investor purposes only and is not intended for promotional purposes. Development Update Laura Williams, MD, MPH Chief Patient Officer and Interim Chief Medical Officer

15Q4 and Full Year 2025 EarningsThis presentation is intended for investor purposes only and is not intended for promotional purposes. PRECLINICAL PHASE I PHASE II PHASE III APPROVED Our Development Pipeline The safety and efficacy of the agents for the indications under investigation have not been established. Building a pipeline of important medicines to address areas of unmet patient need PRODUCT DISEASE RDX10531 TBD End Stage Renal Disease on Dialysis with Hyperphosphatemia Irritable Bowel Syndrome with Constipation (IBS-C) Chronic Idiopathic Constipation (CIC) IBS-C in pediatric patients ages 12-17 IBS-C in pediatric patients under age 12 Post-Approval Commitment

16Q4 and Full Year 2025 EarningsThis presentation is intended for investor purposes only and is not intended for promotional purposes. Q4 i Evaluating Tenapanor in Patients with Chronic Idiopathic Constipation (CIC)

17Q4 and Full Year 2025 EarningsThis presentation is intended for investor purposes only and is not intended for promotional purposes. Durable Complete Spontaneous Bowel Movement (CSBM) Responder Rates Confidence in Success Based on Data from IBS-C Clinical Development Program (T3MPO Studies) • Change in mean weekly Complete Spontaneous Bowel Movement (CSBM) over 12- weeks is a common CIC endpoint • Across two tenapanor clinical trials (T3MPO Studies), CSBMs were self-reported • Tenapanor showed a significantly better durable CSBM responder rate1 compared to placebo • CIC patients generally have less severe constipation2 Durable CSBM Responder Rate (%) Durable CSBM Responder 0% 5% 10% 15% 20% 25% T3MPO-1 T3MPO-2 Placebo Tenapanor P<0.001 P<0.001 (1. Durable CSBM responder = a patient achieving an increase of ≥1 from baseline in average weekly CSBM frequency and ≥3 CSBMs, both during the same week for ≥9 weeks and ≥3 of the last 4 weeks for the first 12 weeks of treatment. 2. Heidelbaugh et al. A J Gastro 2015, 110:580 N 14 49 17 62

ACCEL Phase 3 Trial Evaluating Safety and Efficacy of Tenapanor for CIC

26-week multi-center, randomized, double-blinded, placebo-controlled study

Primary Endpoint: Durable CSBM response achieving the **weekly CSBM response**[1] for ≥9 out of the first 12 weeks of the RTP[2], including ≥3 of the last 4 weeks of the first 12 weeks of RTP

Key Secondary Endpoint: Among CSBM responders, change from baseline to week 12 in CSBM, SBM frequency and consistency, and straining

Study Population: ~700 patients from 110 U.S. Sites



Screening Period (2 Weeks)
Double-Blind Randomized Treatment Period (26 Weeks)
Safety Follow-up Period (4 Weeks)
Screening
Randomization
Tenapanor 50 mg BID
Tenapanor 25 mg BID
Tenapanor 5 mg BID
Placebo BID
eDiary
-2 -1 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26
Visit 1 2 3 4 5 6 7 8 9 10
Target Day -14 1 15 29 57 85 113 141 183 211

https://clinicaltrials.gov/study/NCT07382167?term=NCT07382167&rank=1

What comes next?

2026 — **2027**

January

ACCEL launched;
First Patient Dosed

December 2026

Enrollment Complete

2H 2027

Topline Results;
sNDA submission

1. weekly CSBM response = An increase of ≥1 from baseline in average weekly CSBM frequency and an average weekly CSBM frequency ≥3 in a given week
2. Randomized Treatment Period

ardelyx

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Q4 and Full Year 2025 Earnings | 18

19Q4 and Full Year 2025 EarningsThis presentation is intended for investor purposes only and is not intended for promotional purposes. Advancing RDX10531, a Next Generation NHE3 Inhibitor Q4 ii t ti i i t f i t l i t i t f ti l .

20Q4 and Full Year 2025 EarningsThis presentation is intended for investor purposes only and is not intended for promotional purposes. • NHE3 is an antiporter expressed on the apical surface of the small and large intestines and kidney, and is responsible for absorbing the majority of ingested sodium, maintaining fluid and pH balance • Preclinical data demonstrates that RDX10531 is a highly potent, highly soluble molecule with the potential for broad application across multiple therapeutic areas • The company is currently conducting Investigational New Drug (IND)-enabling activities and plans to submit an IND in 2H 2026 Ardelyx Has the Only Approved Modulator of This Pathway on the Market Tenapanor

21Q4 and Full Year 2025 EarningsThis presentation is intended for investor purposes only and is not intended for promotional purposes. RDX10531 potential for broad application across multiple therapeutic areas RDX10531 is a highly soluble and potent inhibitor of NHE3 relative to tenapanor RDX10531 Solubility and Potency is Several-fold Higher than Tenapanor Solubility Potency: Human NEH3 Inhibition in Mammalian Cells Ten ap an or R D X 10 53 1 Ten ap an or R D X 10 53 1 Ten ap an or R D X 10 53 1 1 10 100 1000 Solubility C o n c e n tr a ti o n ( µ M ) Water FaSSIF pH 6.5 FeSSIF pH 5.8 Human NHE3 Inhibition in Mammalian Cells -12 -10 -8 -6 -4 0 2 4 6 8 log[Drug] (M) In it ia l R a te o f F lu o re s c e n c e R a ti o I n c re a s e Tenapanor (Run 2) Tenapanor (Run 1) Tenapanor (Run 3) RDX10531 (Run 1) RDX10531 (Run 2) RDX10531 (Run 3) Ten 531 Ten 531 Ten 531 FaSSIF = fasted state simulated intestinal fluid; FeSSIF = fed state simulated intestinal fluid

22Q4 and Full Year 2025 EarningsThis presentation is intended for investor purposes only and is not intended for promotional purposes. Financial Performance Sue Hohenleitner, CPA, CMA Chief Financial Officer

23Q4 and Full Year 2025 EarningsThis presentation is intended for investor purposes only and is not intended for promotional purposes. Fourth Quarter and Full Year 2025 and 2024 Financial Highlights $ in millions, excluding EPS FY 2025 FY 2024 % Change Q4 2025 Q4 2024 % Change IBSRELA Revenue $274.2 $158.3 73% $86.6 $53.8 61% XPHOZAH Revenue $103.6 $160.9 -36% $27.8 $57.2 -51% Other Revenue $29.5 $14.4 105% $10.8 $5.1 112% Total Revenue $407.3 $333.6 22% $125.2 $116.1 8% R&D Expenses $71.5 $52.3 37% $22.9 $13.7 67% SG&A Expenses $337.2 $258.7 30% $86.4 $76.1 14% Total Operating Expenses1 $408.7 $311.0 31% $109.3 $89.8 22% Net Income/(Loss) $(61.6) $(39.1) 58% $(0.4) $4.6 -109% EPS $(0.26) $(0.17) 53% $(0.00) $0.02 -100% Stock-Based Compensation $49.0 $37.4 31% Cash & Investments2 (as of Dec 31) $264.7 $250.1 6% 1. Includes only R&D expenses and SG&A expenses 2. Includes total cash, cash equivalents and short-term investments

24Q4 and Full Year 2025 EarningsThis presentation is intended for investor purposes only and is not intended for promotional purposes. Poised to Deliver Meaningful Growth in 2026 and Beyond Supported by strong IBSRELA momentum and disciplined investments to drive long-term value creation $ in millions Guidance Range* YoY Change at low end of range Product Revenue $520-550 38% IBSRELA Revenue $410-430 50% XPHOZAH Revenue $110-120 6% Operating Expenses up to $520 25% Long-Term IBSRELA Growth Expectations 38% CAGR 2026 Financial Guidance * Projected $1B* 2025 2026 2029 $274.2M $410-430M* Continued growth until loss of exclusivity

25Q4 and Full Year 2025 EarningsThis presentation is intended for investor purposes only and is not intended for promotional purposes. Closing Remarks Mike Raab President and CEO

26Q4 and Full Year 2025 Earnings Q&A This presentation is intended for investor purposes only and is not intended for promotional purposes.

Thank You This presentation is intended for investor purposes only and is not intended for promotional purposes.